UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) May 24, 2005
                                                --------------------------------

                    Securitized Asset Backed Receivables LLC

(as depositor for the Securitized Asset Backed Receivables LLC Trust 2005-FR2 to
  be formed pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2005, relating to the Securitized Asset Backed Receivables LLC Trust 2005-FR2
              Mortgage Pass Through Certificates, Series 2005-FR2)
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             (Exact name of registrant as specified in its charter)



Delaware                               333-108395                37-1472598
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
of incorporation)                                            Identification No.)

200 Park Avenue, New York, New York                                 10166
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code (212) 412-4000
                                                  ------------------------------

                                 Not applicable
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

      On October 20, 2003, a registration statement on Form S-3 (the "Registration Statement") for Securitized Asset Backed Receivables LLC (the "Company") was declared effective. Attached as exhibits are certain Computational Materials (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association (the "PSA")), and Collateral Term Sheets (as defined in the no-action letter issued by the staff of the Commission on February 17, 1995, to the PSA) furnished to the Company by Barclays Capital Inc., the underwriter in respect of the Company's proposed offering of certain classes of the Securitized Asset Backed Receivables LLC Trust 2005-FR2, Mortgage Pass-Through Certificates, Series 2005-FR2 (such classes, the "Offered Certificates").

      The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Computational Materials and Collateral Term Sheets by reference in the Registration Statement.

      Any statement or information contained in the attached Computational Materials and Collateral Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 9.01. Financial Statements and Exhibits

(c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.             Description
-----------             -----------

(99.1) Computational Materials and Collateral Term Sheets prepared by Barclays Capital Inc. in connection with certain classes of the Securitized Asset Backed Receivables LLC Trust 2005-FR2, Mortgage Pass-Through Certificates, Series 2005-FR2.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SECURITIZED ASSET BACKED RECEIVABLES LLC



May 26, 2005

                                   By: /s/ Paul Menefee
                                      ---------------------------------
                                      Name: Paul Menefee
                                      Title: Director

                                INDEX TO EXHIBITS

                                                                   Paper (P) or
Exhibit No.       Description                                     Electronic (E)
-----------       -----------                                     --------------

99.1              Computational Materials and                           (E)
                  Collateral Term Sheets prepared
                  by Barclays Capital Inc. in
                  connection with certain classes
                  of the Securitized Asset Backed
                  Receivables LLC Trust 2005-FR2,
                  Mortgage Pass-Through
                  Certificates, Series 2005-FR2.